SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2004


                        Eagle Family Foods Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)
                             333-50305-01 13-3983598
          (Commission File Number) (I.R.S. Employer Identification No.)


                            Eagle Family Foods, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)
                              333-50305 13-3982757
          (Commission File Number) (I.R.S. Employer Identification No.)

                 735 Taylor Road, Suite 200, Gahanna, Ohio 43230
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (614) 501-4200

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Item 8.01. Other Events.
           -------------

     Eagle Family Foods, Inc. ("Eagle"), a wholly-owned subsidiary of Eagle Family Foods Holdings, Inc., announced on Friday, December 10, 2004 that it plans to close its sweetened condensed milk and mincemeat pie filling plant located in Wellsboro, Pennsylvania within the next three months. Future production will be shifted to Eagle's manufacturing plant located in El Paso, Texas. Closure and employee costs including benefits and severance for the 89 employees have not yet been determined.

     A copy of the press release issued by Eagle on December 10, 2004 is included as an exhibit hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (c) Exhibits.

     99.1. Press Release of the Registrants, dated December 10, 2004.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: December 14, 2004

                              EAGLE FAMILY FOODS HOLDINGS, INC.
                              EAGLE FAMILY FOODS, INC.

                              By: /s/ Craig A. Steinke
                                  ------------------------------
                                  Name:  Craig A. Steinke
                                  Title: President, Chief Executive Officer and
                                         Chief Financial Officer


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